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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 14, 2006

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                         AMCOL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware               0-15661              36-0724340
    State of Other Jurisdiction    Commission          I.R.S. Employer
         of Incorporation          File Number      Identification Number

              One North Arlington, 1500 West Shure Drive, Suite 500
                        Arlington Heights, IL 60004-7803
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 394-8730

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On June 14, 2006, AMCOL International Corporation (the "Company") and some of its wholly-owned subsidiaries entered into the First Amendment to Credit Agreement dated as of June 14, 2006 with Harris N.A., Wells Fargo Bank, N.A., Bank of America, N.A., and The Northern Trust Company (the "First Amendment"). The First Amendment amends the Credit Agreement dated November 10, 2005 among the parties (the "Credit Agreement").

         The purpose of the First Amendment is to add Volclay Pty. Ltd. ("Volclay"), a wholly-owned subsidiary of the Company and an Australian corporation, as a borrower under the Credit Agreement and to allow loans to be made to Volclay in Australian Dollars.

         The First Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

10.1 First Amendment to Credit Agreement dated as of June 14, 2006 among AMCOL International Corporation, CETCO Europe Ltd., Colin Stewart Minchem Limited, CETCO Poland SP. Z.O. O, Volclay Pty. Ltd. (as "Borrowers"), AMCOL International Corporation, Ameri-Co Logistics, Inc., American Colloid Company, Colloid Environmental Technologies Company, AMCOL Specialties Holdings, Inc. (as "Guarantors"), Harris N.A., Wells Fargo Bank, N.A., Bank of America, N.A., and The Northern Trust Company (as "Lenders").

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AMCOL INTERNATIONAL CORPORATION


         Date: June 16, 2006                    By: /s/ Gary L. Castagna
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                                                    Gary L. Castagna
                                                    Senior Vice President and
                                                    Chief Financial Officer